UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 30, 2009

Biolase Technology, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Cromwell, Irvine, California		92618
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-361-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

On February 5, 2009, Biolase Technology, Inc. (the "Company") terminated its Loan and Security Agreement (the "Loan Agreement") with Comerica Bank ("Comerica"), dated September 28, 2006. The Loan Agreement terminated was a revolving loan to the Company in the maximum principal amount of $10 million, with advances of up to $6 million without regard to a borrowing base that related to a $6 million minimum cash balance deposited with Comerica. The terminated loan was originally scheduled to revolve through September 28, 2008 and mature on September 28, 2009. On January 30, 2009, the Company delivered a compliance certificate to Comerica which set forth non-compliance with certain covenants under the Loan Agreement as of December 31, 2008. All outstanding balances and applicable interest have been repaid in full with cash available on hand, and under the terms of the Loan Agreement and related note, the Company and certain of its subsidiaries satisfied all of their obligations under Loan Agreement. There were no termination penalties incurred with this termination. The Company is currently pursuing other credit facilities that do not contain the cash deposit requirements set forth in the Comerica Loan Agreement; however, the Company cannot guarantee that it will be able to obtain such a line, or otherwise obtain financing to support its working capital needs.

Item 2.02 Results of Operations and Financial Condition.

On February 5, 2009, the Company issued a press release announcing preliminary revenue figures for the fourth quarter and year ended December 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K and the information contained in the press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K and the press release is not incorporated by reference into any filings of the Company, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in the filing, unless explicitly incorporated by specific reference into such filing.

Item 8.01 Other Events.

On February 5, 2008, the Company issued a press release announcing, among other things, a global work force reduction and operational restructuring designed to reduce the Company's cash breakeven point to sales levels under $50 million. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release of Biolase Technology, Inc., dated February 5, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolase Technology, Inc.

February 5, 2009	By:	David M. Mulder

Name: David M. Mulder
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated February 5, 2009.